UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2006

ITLA CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26960	95-4596322
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

             On December 6, 2006, ITLA Capital Corporation (the "Company") filed an application with the New York Stock Exchange (the "NYSE") to list the Company's common stock on the NYSE. Subject to approval by the NYSE of the Company's listing application, the Company expects that its common stock will begin trading on the NYSE on December 29, 2006. A copy of the press release issued by the Company announcing the filing of the application is attached as Exhibit 99 and is incorporated herein by reference.

             On December 7, 2006, the Company notified the NASDAQ Stock Market that the Company intends to transfer its listing to the NYSE and expects to request that the NASDAQ Stock Market cease trading of the Company's common stock effective at the close of trading on December 28, 2006.

Item 9.01. Financial Statements and Exhibits

             (d) Exhibits

                    99 Press Release dated December 7, 2006

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SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	December 8, 2006	By:	/s/ Timothy M. Doyle Timothy M. Doyle Executive Managing Director and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated December 7, 2006

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